UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 6, 2011 (May 5, 2011)
CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)
Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554

(Commission File Number)	(IRS Employer Identification No.)

1001 Summit Blvd., Atlanta, Georgia	30319

(Address of Principal Executive Offices)	(Zip Code)
(404) 300-1000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     Crawford & Company (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”) on Thursday, May 5, 2011. The total number of shares of the Company’s Class B common stock entitled to vote at the Annual Meeting was 24,697,172, and each share was entitled to one vote. The number of shares represented at the meeting by valid proxies or ballots was 23,824,113 shares which is 96.46% of the shares of stock entitled to vote at the meeting. The final voting results for the matters submitted to a vote of shareholders at the Annual Meeting are as follows:
1.	Election of Directors. All of the nominees for director were elected to serve until the next annual meeting and until their successors are elected and qualified. The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
Harsha V. Agadi	22,202,508	29,631	1,591,974
P. George Benson	22,210,632	21,507	1,591,974
Jeffrey T. Bowman	22,212,707	19,432	1,591,974
Jesse C. Crawford	20,206,523	2,025,616	1,591,974
James D. Edwards	22,181,971	50,168	1,591,974
Russel L. Honoré	22,212,465	19,674	1,591,974
Joia M. Johnson	22,202,765	29,374	1,591,974
Charles H. Ogburn	22,182,646	49,493	1,591,974
E. Jenner Wood, III	21,777,316	454,823	1,591,974
2.	Advisory Vote on Executive Compensation. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes

22,010,262	215,536	6,341	1,591,974
3.	Advisory Vote on Frequency of Executive Compensation Vote. The shareholders recommended, on an advisory basis, that the Company hold future advisory votes on executive compensation every two years. The results of the advisory vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

6,638,666	13,427,809	2,149,647	16,017	1,591,974
The Board of Directors has considered these results and determined that the Company will hold an advisory vote on executive compensation every two years until the next required advisory vote on the frequency of advisory votes on executive compensation, which will be no later than the Company’s Annual Meeting of Shareholders in 2017.

4.	Ratification of Independent Auditor. The Board of Directors’ selection of Ernst & Young LLP as independent auditor for the Company for the 2011 fiscal year was ratified by the shareholders. The vote on the ratification was as follows:

For	Against	Abstain

23,718,018	87,195	18,900
SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY (Registrant)
By:	/s/ Allen W. Nelson
Allen W. Nelson
Executive Vice President — General Counsel & Corporate Secretary

Dated: May 6, 2011

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